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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2003

TRANSKARYOTIC THERAPIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-21481 (Commission File Number)	04-3027191 (IRS Employer Identification No.)
700 Main Street, Cambridge, Massachusetts 02139 (Address of Principal Executive Offices) (Zip Code)

(617) 349-0200
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

  99.1
  Press Release issued March 31, 2003 entitled "TKT Announces Fourth Quarter and Year End Financial Results"

Item 9.    Regulation FD Disclosure (Providing Information Under Items 9 and 12).

        On March 31, 2003, Transkaryotic Therapies, Inc., (the "Company") issued a press release (the "Press Release") announcing the Company's financial results for the quarter and year ended December 31, 2002.

        The full text of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K.

        This Form 8-K and the Press Release are being furnished to the Securities and Exchange Commission under Items 9 and 12 of Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2003	REGISTRANT TRANSKARYOTIC THERAPIES, INC.
	By:	/s/ DANIEL E. GEFFKEN Daniel E. Geffken Senior Vice President and Chief Financial Officer

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SIGNATURE